SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 5, 2002

                                   ----------


                       ATLANTIC TECHNOLOGY VENTURES, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                       0-27282                 36-3898269
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)




            350 Fifth Avenue
               Suite 5507                                            10118
           New York, New York                                      (Zip code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 267-2503

Item 4.   Changes in Registrant's Certifying Accountant.

     (1) On December 5, 2002, KPMG LLP declined to stand for re-election as the independent auditors of Atlantic Technology Ventures, Inc.

     (2)  Atlantic engaged J.H. Cohn, LLP as its new independent auditors.

     (3) The audit reports of KPMG on the consolidated financial statements of Atlantic and its subsidiaries (a development state company) as of and for the years ended December 31, 2001 and 2000, and for the period from July 13, 1993 (inception) to December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

          KPMG's report on the consolidated financial statements of Atlantic and its subsidiaries (a development stage company) as of and for the years ended December 31, 2001, contained a separate paragraph stating that " the Company has suffered recurring losses from operations and has limited liquid resources that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     (4) During the years ended December 31, 2001 and 2000 and the subsequent interim periods through December 5, 2002, there were no disagreements between Atlantic and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement with its report.

     (5) On December 5, 2002, Atlantic requested that KPMG provide a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements, and, if not, stating the respects in which KPMG does not agree. A copy of the letter provided by KPMG in response to that request, which is dated as of December 12, 2002, is filed as an exhibit to this current report on Form 8-K.

     (6) On December 9, 2002, Atlantic engaged J.H. Cohn as its independent auditors for the fiscal year ending December 31, 2002 and to audit Atlantic's financial statements. During Atlantic's two most recent fiscal years and the subsequent interim period preceding the engagement of J.H. Cohn, Atlantic did not consult J.H. Cohn on any matter requiring disclosure under Item 304(a)(2) of Regulation S-K. The selection of J.H. Cohn is based on the recommendation of the audit committee.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

99.1 Letter dated as of December 12, 2002, from KPMG LLP to the Securities and Exchange Commission.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Atlantic Technology Ventures, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 12, 2002            ATLANTIC TECHNOLOGY VENTURES, INC.


                                    By:  /s/ Frederic P. Zotos
                                       ------------------------------------
                                       Frederic P. Zotos
                                       President and Chief Executive Officer




                                        3